UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): October 28, 2004


                             ASB Financial Corp.
           (Exact name of registrant as specified in its charter)


             Ohio                     0-25906               31-1429488
(State or other jurisdiction        (Commission           (IRS Employer
       of incorporation)            File Number)        Identification No.)


              503 Chillicothe Street, Portsmouth, Ohio  45662
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code:  (740) 354-3177

        _____________________________________________________________
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

Item 2.02   Results of Operations and Financial Condition.
----------------------------------------------------------

      On October 28, 2004, ASB Financial Corp. issued a press release regarding its earnings for the quarter ended September 30, 2004. The press release is attached as Exhibit 99 hereto and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.
----------------------------------------------

      (a) and (b).   Not applicable.

      (c)   Exhibits.

            See Index to Exhibits.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ASB FINANCIAL CORP.


                                       By: /s/ Robert M. Smith
                                           --------------------------------
                                           Robert M. Smith
                                           President

Date:  November 1, 2004


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                              INDEX TO EXHIBITS
                              -----------------

Exhibit Number     Description
--------------     -----------

      99           Press Release of ASB Financial Corp. dated October 28,
                   2004


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